                                                                   EXHIBIT 10.27


                      SEVENTH AMENDMENT TO CREDIT AGREEMENT

        THIS SEVENTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is dated as of December 29, 2000 by and among ACME TELEVISION, LLC, a Delaware limited liability company (the "Borrower"); the financial institutions which are now, or in accordance with ARTICLE XIII of the Credit Agreement (hereinafter described) are hereafter, parties to the Credit Agreement by execution of the signature pages thereto or otherwise (collectively, the "Lenders" and each individually, a "Lender"); CANADIAN IMPERIAL BANK OF COMMERCE ("CIBC"), as administrative agent for the Lenders (in such capacity as Agent, together with its successors and assigns in such capacity, the "Agent"); and BANKERS TRUST COMPANY, as syndication agent for the Lenders (together with its successors and assigns in such capacity, the "Syndication Agent").

                                    RECITALS

        A. The Borrower, certain "Lenders" named therein, including CIBC in its individual capacity (such "Lenders," excluding CIBC, being referred to herein as the "Former Lenders") and the Agent are parties to a First Amended and Restated Credit Agreement dated as of December 2, 1997, as previously amended by Amendment No. 1 and Amendment No. 2, each dated as of June 30, 1998, the Third Amendment to Credit Agreement dated as of March 31, 1999, the Fourth Amendment to Credit Agreement dated as of April 23, 1999, the Fifth Amendment to Credit Agreement dated as of September 2, 1999 and the Sixth Amendment to Credit Agreement dated as of December 31, 1999 (as so amended, the "Credit Agreement"). Capitalized terms used herein without definition have the meanings assigned to them in the Credit Agreement, unless otherwise provided.

        B. The Borrower has voluntarily reduced the Commitments to $30,000,000 under the Credit Agreement. There are currently no Loans outstanding under the Commitments.

        C. Concurrently with the execution and delivery of this Amendment, and as a condition thereto, CIBC, in its individual capacity, and Bankers Trust Company ("BT") have purchased the Commitments of the Former Lenders pursuant to an Assignment and Acceptance Agreement by and between the Former Lenders, as assignors, and CIBC and BT, as assignees (the "Assignment Agreement").

        D. The willingness of CIBC and BT to enter into the Assignment Agreement is subject to certain further amendments of the Credit Agreement set forth herein.

        E. The Borrower has also requested certain amendments to the Credit Agreement. In addition, the Borrower seeks the consent of CIBC and BT, upon the effectiveness of the Assignment Agreement, to the purchase (either directly, or by contribution by its parent company, Acme Communications, Inc. (the "Parent")) of certain new FCC construction permits serving the markets of Flint, Michigan, Richmond, Virginia, Portland, Oregon, and Lexington, Kentucky (the "New CPs") and the related FCC Licenses.

        F. The Lenders are willing to agree to such amendments and provide their consent to the purchase of the New CPs subject to the conditions set forth herein.

        NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

I. AMENDMENTS TO CREDIT AGREEMENT. Subject to the satisfaction of each of the conditions set forth in SECTION V, the Lenders hereby agree with the Borrower that the Credit Agreement shall be amended as follows:

        A. REDUCTION OF COMMITMENTS. SECTION 1.01 is hereby amended by deleting the character and number "$40,000,000" and substituting therefor "$30,000,000".

        B. SCHEDULED REDUCTIONS OF COMMITMENT. SECTION 1.02 of the Credit Agreement is hereby amended by deleting the Table set forth therein and replacing it with the following:

--------------------------------------------------------------------------------
                         Aggregate Amount of Automatic     Maximum Commitments
    Quarterly Date            Permanent Reduction
--------------------------------------------------------------------------------
  December 31, 2000                    $0                      $30,000,000
--------------------------------------------------------------------------------
    March 31, 2001                     $0                      $30,000,000
--------------------------------------------------------------------------------
    June 30, 2001                      $0                      $30,000,000
--------------------------------------------------------------------------------
  September 30, 2001               $1,000,000                  $29,000,000
--------------------------------------------------------------------------------
  December 31, 2001                $1,000,000                  $28,000,000
--------------------------------------------------------------------------------
    March 31, 2002                 $1,000,000                  $27,000,000
--------------------------------------------------------------------------------
    June 30, 2002                  $1,000,000                  $26,000,000
--------------------------------------------------------------------------------
  September 30, 2002              $26,000,000                       $0
--------------------------------------------------------------------------------

        C. INTEREST. SECTION 1.03(b)(II) is hereby amended by revising the top tier of the Table set forth therein, which establishes the Applicable Margin for Pricing Periods during which the Pricing Ratio equals or exceeds 6.00:1.00, to increase the Applicable Margin from 2.00% to 2.50% for Prime Rate Loans and 3.00% to 3.50% for LIBOR Loans.

        D.     PREPAYMENTS OUT OF LIQUID ASSETS; DISPOSITIONS OF ASSETS. SECTION
1.06 of the Credit Agreement is hereby amended as follows:

        (1) By amending the subtitle of subsection (d) to read as follows:
"MANDATORY REDUCTIONS OF COMMITMENTS; DEBT ISSUANCES; PREPAYMENTS FROM LIQUID ASSETS"; and

        (2)  By adding at the end of such Section the following:

From and after December 29, 2000, commencing on the tenth day following the last day of the first full calendar quarter during which the first Advances are made under the Commitments and continuing thereafter on the tenth day after the last day of each subsequent calendar quarter, the Borrower shall prepay any outstanding principal under the Notes, and reduce the Commitments accordingly, in an aggregate amount equal to one hundred percent (100%) of Liquid Assets in excess of $2,000,000 as of such quarter-end as provided in SECTION 1.09(f). Notwithstanding the provisions of SECTION 1.06(E) below, mandatory reductions of the Commitments made in conjunction with any such mandatory prepayments shall be applied to automatic reductions in the order in which they are due under SECTION 1.02.

        (c) By adding at the end of subsection (c) thereof, the following:

        Notwithstanding the following, the provisions of this SECTION 1.06(c) permitting reinvestment of Adjusted Net Cash Proceeds shall not apply to any Disposition of the assets and properties of Television Station KPLR, licensed to St. Louis, Missouri.

        E. CONDITIONS TO LOANS. SECTION 3.03 of the Credit Agreement is hereby amended by adding at the end thereof a new paragraph (e) thereto reading as follows:

        (e) After giving effect to such Loans, no event shall have occurred and no circumstance shall exist that has had, or could reasonably be expected to have, a Material Adverse Effect.

        F. FINANCIAL COVENANTS. ARTICLE V of the Credit Agreement is hereby amended as follows:

        1. MINIMUM EBITDA. SECTION 5.01 of the Credit Agreement is hereby amended for all periods after the date hereof by deleting the Table set forth therein and substituting therefor the following:

             FOUR FISCAL
           QUARTERS ENDING                       MINIMUM EBITDA
           ---------------                       --------------
         September 30, 2000                       $16,000,000
         December 31, 2000                        $18,000,000

         March 31, 2001                           $19,000,000
         June 30, 2001                            $19,500,000
         September 30, 2001                       $22,000,000
         December 31, 2001                        $24,000,000

         March 31, 2002                           $26,000,000
         June 30, 2002                            $28,000,000
         September 30, 2002                       $31,000,000

        2. MAXIMUM TOTAL DEBT LEVERAGE. SECTION 5.02 of the Credit Agreement is hereby amended for all periods after the date hereof by deleting the Table set forth therein and substituting therefor the following:

                                                MAXIMUM RATIO OF TOTAL DEBT TO
           QUARTERLY DATE(S)                           ADJUSTED EBITDA
           -----------------                           ---------------
December 31, 2001                                         8.75:1.00
March 31, 2002                                            8.25:1.00
June 30, 2002                                             7.75:1.00
September 30, 2002                                        7.50:1.00

        3. CASH INTEREST COVERAGE. SECTION 5.04 of the Credit Agreement is hereby amended for all periods after the date hereof by deleting the Table set forth therein and substituting therefor the following:

                                                    MINIMUM RATIO OF EBITDA TO
           QUARTERLY DATE(S)                           CASH INTEREST EXPENSE
           -----------------                           ---------------------
  September 30, 2000 and December 31, 2000                   2.50:1.00
               March 31, 2001                                1.50:1.00
                June 30, 2001                                1.15:1.00
             September 30, 2001                              1.05:1.00
              December 31, 2001                              1.10:1.00
               March 31, 2002                                1.15:1.00
                June 30, 2002                                1.20:1.00
             September 30, 2002                              1.25:1.00

        4. MAXIMUM NEW STATION EBITDA LOSSES. Adding a new covenant thereto, following SECTION 5.05 and reading in its entirety as follows hereby amends
Article V of the Credit Agreement:

        SECTION 5.06 MAXIMUM NEW STATION EBITDA LOSSES. The New Stations shall not incur EBITDA losses in excess of (a) $6,000,000 in the aggregate during the term of this Agreement or (b) $4,000,000 for any period of four (4) consecutive fiscal quarters.

        5. NEW STATION CAPITAL EXPENDITURES ARTICLE V of the Credit Agreement is hereby amended by adding an additional covenant thereto, following new SECTION
5.06 and reading in its entirety as follows:

        SECTION 5.07. NEW STATION CAPITAL EXPENDITURES. Not make or incur Capital Expenditures through September 30, 2002 in excess of (a) $18,000,000 in the aggregate for all of the New Stations or (b) $4,500,000 in respect of any one New Station.

        G. ADDITIONAL EQUITY. ARTICLE VI of the Credit Agreement is hereby amended by adding an additional affirmative covenant thereto, following SECTION
6.11 and reading in its entirety as follows:

        SECTION 6.12. EQUITY CONTRIBUTIONS. For the purposes set forth below, maintain, as provided under the Contribution Agreement, at least $5,000,000 in available cash equity contributions, minus any equity funded as required hereunder; and, if and to the extent that the Borrower is unable to obtain lease or vendor financing (as permitted under SECTIONS 7.01(G) and 7.02(G)) to finance Adjusted Capital Expenditures for any calendar quarter for the Original Stations equal to (a) 63% of quarterly Adjusted Capital Expenditures for the Original Stations in 2001 and (b) 85% of quarterly Adjusted Capital Expenditures for the Original Stations in 2002, call for such equity funding and apply such funds to finance the shortfall, up to a maximum aggregate amount equal to (i) $5,000,000 minus (ii) the combined Interest Coverage Remedy Deductions, if any, for the two
(2) fiscal quarters ending September 30 and December 31, 2001, with payments to be made under the Contribution Agreement within thirty (30) days after the end of such quarter. Notwithstanding the foregoing, the Borrower shall not be required to maintain such equity capital from and after the date as of which it shall enter into capital equipment financing agreements sufficient, in the reasonable judgment of the Required Lenders, to fund Capital Expenditures for the Original Stations from and after such date through September 30, 2002.

        H. DISPOSITIONS OF ASSETS. SECTION 7.03 of the Credit Agreement is hereby amended by adding at the end thereof the following:

Notwithstanding the foregoing, in the event of the Disposition of Television Station KPLR-TV, licensed to St. Louis, Missouri, whether by sale of stock or assets, (1) the provisions of SECTION 1.06(c) permitting the redeployment of the Adjusted Net Cash Proceeds thereof to acquire additional assets shall not apply,
(2) such Adjusted Net Cash Proceeds shall be applied to repay the Notes in full and (3) the Commitments shall be permanently reduced in such amount, whether or not any Loans are then outstanding, all as of the date such proceeds are received.

        I. EVENTS OF DEFAULT. ARTICLE VIII of the Credit Agreement is hereby amended by adding at the end of paragraph (p) thereof the following: ",of if any material default shall occur under the Contribution Agreement or if the Parent shall disavow its obligations thereunder".

        J. DEFINITIONS. ARTICLE IX of the Credit Agreement is hereby amended as follows:

        1.     By adding at the end of the definition of "EBITDA" the following:

        For purposes of determining covenant compliance, under SECTIONS 5.01, 5.02, 5.03 and 5.04, the calculation of EBITDA will exclude the losses arising from the operation or construction of (a) the New Stations during the term of this Agreement and (b) the Paxson Stations through September 30, 2001.

        2. By adding at the end of the definition of "INTEREST EXPENSE" the following:

               For purposes of determining compliance with SECTION 5.04, for each of the two fiscal quarters ending September 30, 2001 and December 31, 2001, the Borrower may elect to apply up to $2,000,000 in cash equity contributions made by the Parent during or within thirty (30) days after the end of such fiscal quarter to the reduction of Total Interest Expense; provided that such funds are retained by the Borrower and used for Capital Expenditures, working capital and other general corporate purposes. The Borrower may make such election by notice to the Agent given in the applicable Compliance Report, which shall include a line item designation of such equity contributions in the determination of Cash Interest Coverage in the Compliance Report. Such equity funds are referred to herein for any quarter as such quarter's "Interest Coverage Remedy Deduction".

        3. By amending the first introductory paragraph of the definition of "PERMITTED ACQUISITION" to read as follows:

               The acquisition by the Borrower, or any Operating Company and License Company (in each case owned directly by the Borrower), whether by way of the purchase of assets or stock, by merger or consolidation or otherwise (including through a contribution from the Borrower's parent entity), of substantially all of the assets of or ownership interests in a television broadcast property (each, an "Acquisition"), which Acquisition shall have been approved in writing by the Required Lenders in their sole and absolute discretion prior to the execution of the Acquisition Agreement relating thereto. Without in any way limiting the discretion of the Required Lenders if their consent is required or other criteria set forth above, all Permitted Acquisitions will also be subject to the fulfillment of the following conditions:"

        4. By deleting the definition of "REQUIRED LENDERS" and substituting therefor the following:

               REQUIRED LENDERS. At any time Lenders (excluding Defaulting Lenders) holding at least fifty-one percent (51%) of the sum of the aggregate outstanding principal amount of the Loans and the aggregate amount of the unused Commitments.

        5.     By adding, in alphabetical order, the following new definitions:

               (a)    ADJUSTED CAPITAL EXPENDITURES. For any calendar quarter,
        (a) Capital Expenditures made by the Companies in respect of the Original Stations in such quarter minus (b) any such amounts paid for deposits or construction in progress relating to capital assets not completed by the end of such quarter.

               (b) CONTRIBUTION AGREEMENT. The Contribution Agreement of dated as of December 29, 2000 between the Parent and the Borrower, as originally executed and delivered.

               (c) INTEREST COVERAGE REMEDY DEDUCTION. See the definition of "Interest Expense".

               (d) LIQUID ASSETS. As of any date, cash on hand and Permitted Investments of the Borrower and the Subsidiaries of the type referred to in clauses (d), (e) and (f) of the definition of such term set forth below.

               (e) NEW STATIONS. The FCC construction permits and related FCC Licenses for new broadcast television stations serving the markets of
        (a) Flint, Michigan; (b) Richmond, Virginia; (c) Portland, Oregon; and
        (d) Lexington, Kentucky, including the fully built Stations.

               (f) ORIGINAL STATIONS. All of the Stations owned, operated and under construction by the Companies, other than the New Stations.

               (g)    PARENT. ACME Communications, Inc., a Delaware corporation.

               (h) PAXSON STATIONS. Broadcast television stations WBDT-TV, serving the Springfield and Dayton, Ohio, markets; WIWB-TV, serving the Suring and Green Bay, Wisconsin, markets; and WBUI-TV, serving the Decatur and Champaign, Illinois, markets.

        K. SCHEDULES. The Credit Agreement is hereby amended by deleting SCHEDULES 1.01(a) and 6.05 and substituting therefor the attached SCHEDULEs 1.01(a) and 6.05.

        L. NO FURTHER AMENDMENTS. Except as specifically amended or waived hereby, the text of the Credit Agreement and all other Loan Documents shall remain unchanged and in full force and effect.

II.     CONSENTS TO ACQUISITIONS.

        A. CONSENTS. Subject to the conditions set forth in SECTION II (B) below, the Lenders hereby consent to (1) the execution and delivery of binding agreements providing for the Acquisition of the New CPs and the related FCC Licenses (which shall constitute "Permitted Acquisitions" for all purposes of the Credit Agreement), as described in the Recitals to this Amendment and otherwise in a manner reasonably satisfactory to the Lenders, and (2) the consummation of such Permitted Acquisitions substantially in accordance with such agreements.

        B. CONDITIONS TO CONSENTS. The foregoing consents are subject to the following express conditions:

               (1) The Acquisition Documents relating to such Permitted Acquisitions shall be in form and substance reasonable satisfactory to the Lenders and shall be collaterally assigned by the Borrower to the Agent and the Lenders to secure the Obligations, with the written consent of all other parties thereto, as required under SECTION 2.01 of the Credit Agreement.

               (2) The Borrower and its Subsidiaries shall satisfy all of the conditions to Permitted Acquisitions set forth in the definition of such term, after the first paragraph thereof, in a timely manner, unless otherwise permitted by the Agent. Without limitation of the foregoing, the Borrower shall deliver to the Agent a fully completed Acquisition Compliance Checklist, together with appropriate Officer's Compliance Certificate, as required to be delivered prior to or concurrently with the closing of such Permitted Acquisition (see SCHEDULE 11.02(a) to the Credit Agreement and EXHIBIT B thereto).

               (3) If the purchase is effected directly by the Borrower, the Borrower's parent companies shall make capital contributions to fund the full amount of the purchase price therefor.

               (4) Any Loans requested in connection with the foregoing shall be subject to the conditions applicable thereto set forth in ARTICLE II of the Credit Agreement.

III. REFERENCES IN SECURITY DOCUMENTS; CONFIRMATION OF SECURITY. All references to the "Credit Agreement" in all Security Documents, and in any other Loan Documents shall, from and after the date hereof, refer to the Credit Agreement, as amended by this Amendment, and all obligations of the Borrower under the Credit Agreement, as amended, shall be secured by and be entitled to the benefits of said Security Documents and such other Loan Documents. All Security Documents heretofore executed by the Borrower and its Subsidiaries shall remain in full force and effect and such Security Documents, as amended hereby, are hereby ratified and affirmed.

IV. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE BORROWER. The Borrower hereby represents and warrants to, and covenants and agrees with, the Agent and the Lenders that:

        A. The execution and delivery of this Amendment and the other Loan Documents contemplated hereby, including without limitation the Contribution Agreement (collectively, the "Documents"), have been duly authorized by all requisite corporate action on the part of the Borrower, the Subsidiaries and the Parent.

        B. The representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the date of this Amendment as though made at and as of such date. Since the Closing Date (and, without limitation thereof, since December 31, 1999), no event or circumstance has occurred or existed which could reasonably be expected to have Material Adverse Effect. As of the date hereof and after giving effect to this Amendment, no Default has occurred and is continuing.

        C. Without limiting the generality of the Borrower's representation of no Default set forth in paragraph B above, the Borrower hereby confirms that its audited and unaudited financial statements for the year ended December 31, 1999 and the fiscal quarter ended September 30, 2000 delivered as required under
SECTION 6.05(a) and SECTION 6.05(b) of the Credit Agreement have been prepared in accordance with GAAP and fairly present the financial condition of the Companies as of the dates thereof and for the periods ended on such dates, and none of the Companies has any contingent obligations, liabilities for taxes or unusual forward or long-term commitments except as specified in such financial statements. All financial projections submitted to the Lenders by the Borrower (including all projections set forth in the Budget) are believed by the Borrower to be reasonable in light of all information presently known by the Borrower.

        C. Neither the Borrower nor any Affiliate of the Borrower is required to obtain any consent, approval or authorization from, or to file any declaration or statement with, any Governmental Authority (including any Specified Authority), or any other Person in connection with or as a condition to the execution, delivery or performance of this Amendment or any of the other Documents, other than FCC consents necessary in connection with the acquisition of the New CPs and the formation of License Subsidiaries to hold the related FCC Licenses.

        D. This Amendment and the other Documents constitute the legal, valid and binding obligations of the Borrower and its Affiliates enforceable against them, jointly and severally, in accordance with their respective terms, subject to bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the rights and remedies of creditors generally or the application of principles of equity, whether in any action at law or proceeding in equity, and subject to the availability of the remedy of specific performance or of any other equitable remedy or relief to enforce any right thereunder.

        E.     The Borrower will satisfy all of the conditions set forth in
SECTION V.

V. CONDITIONS. The willingness of the Agent and the Lenders to amend the Credit Agreement and grant the foregoing consents, is subject to the following conditions precedent and subsequent (in addition to the conditions set forth or referred to in SECTION II above):

        A. The Borrower shall have executed and delivered to the Agent (or shall have caused to be executed and delivered to the Agent by the appropriate persons) the following:

        1.     On or before the date hereof:

               (a) This Amendment.

               (b) The attached Joinder, duly authorized, executed and delivered by the Borrower's Subsidiaries.

               (c) The Contribution Agreement.

               (d) True and complete copies of any stockholders' consents and/or resolutions of the board of directors or other governing body of each company (provided that delivery of the resolutions from the Parent's board may be deferred until no later than January 6, 2001), authorizing the execution and delivery of this Amendment and the Acquisition Documents the execution and delivery of any and all other Documents contemplated hereby and all documents contemplated thereby, in each case certified by the Manager or Secretary of the appropriate Company, as appropriate.

        2. Such other supporting documents and certificates as the Agent or its counsel may reasonably request, within the time period(s) reasonably designated by the Agent or its counsel.

        B. The Agent and the Lenders shall have received the favorable opinion of general counsel to the Borrower, its Subsidiaries and the Parent as to the due authorization, execution and delivery of this Amendment and the other Documents, the enforceability thereof, the absence of conflict thereof with material contracts and such other matters as may be reasonably requested by the Agent.

        C. In consideration for the amendments and consents provided herein, the Borrower shall have paid (1) to CIBC, a non-refundable amendment fee of $54,625, and (2) to the Agent, a non-refundable facility fee in the amount of $61,125, for CIBC's account, and $225,000, for Bankers Trust Company's account.

        D. All legal matters incident to the transactions hereby contemplated shall be reasonably satisfactory to the Agent's counsel.

VI.     MISCELLANEOUS.

        A. As provided in the Credit Agreement, the Borrower agrees to reimburse the Agent upon demand for all reasonable fees and disbursements of counsel to the Agent incurred in connection with the preparation of this Amendment and the other Documents.

        B. This Amendment shall be governed by and construed in accordance with the internal laws of the State of New York (excluding the laws applicable to conflicts or choice of laws).

        C. This Amendment may be executed by the parties hereto in several counterparts hereof and by the different parties hereto on separate counterparts hereof, all of which counterparts shall together constitute one and the same agreement. Delivery of an executed signature page of this Amendment by facsimile transmission shall be effective as an in-hand delivery of an original executed counterpart hereof.

                    [The next pages are the signature pages.]

        IN WITNESS WHEREOF, the Agent, the Borrower and the Lenders have caused this Amendment to be duly executed as a sealed instrument by their duly authorized representatives, all as of the day and year first above written.


                                   BORROWER:

                                   ACME TELEVISION, LLC

                                   By: /s/ Thomas D. Allen
                                       -----------------------------------------
                                       Thomas D. Allen, Executive Vice President


                                   AGENT:

                                   CANADIAN IMPERIAL BANK OF
                                   COMMERCE, AS AGENT

                                   By: /s/ Harold Birk
                                       -----------------------------------------
                                       Harold Birk, Executive Director
                                       CIBC World Markets Corp., as Agent


                                   SYNDICATION AGENT:

                                   BANKERS TRUST COMPANY,
                                   AS SYNDICATION AGENT

                                   By: /s/ Gregory Shefrin
                                       -----------------------------------------
                                       Gregory Shefrin, Director
                                       Bankers Trust Company


                                   LENDER:

                                   CIBC INC.

                                   By:  /s/ Harold Birk
                                       -----------------------------------------
                                        Harold Birk, Executive Director
                                        CIBC World Markets Corp., as Agent


                                   LENDER:

                                   BANKERS TRUST COMPANY

                                   By: /s/  Gregory Shefrin
                                       -----------------------------------------
                                       Gregory Shefrin, Director
                                       Bankers Trust Company

                              JOINDER BY GUARANTORS

        The undersigned hereby jointly and severally join in the execution of the foregoing Seventh Amendment to Credit Agreement dated as of December 29, 2000 (the "Amendment") to which this Joinder is attached to confirm their respective consents to all of the transactions contemplated by the Amendment and all agreements and instruments executed and delivered in connection therewith and hereby jointly and severally reaffirm and ratify (a) the Sixth Amendment to Credit Agreement dated as of December 31, 1999, (b) the respective Guarantees of the undersigned and (c) all agreements securing such Guarantees, all of which shall in all respects remain in full force and effect and shall continue to guarantee any and all indebtedness, obligations and liabilities of the Borrower to the Agent and the Lenders, whether now existing or hereafter arising, on the same terms and conditions as are set forth in their respective Guarantees.

                                     ACME Television of Oregon, LLC
                                     ACME Television Licenses of Oregon, LLC
                                     ACME Television of Tennessee, LLC
                                     ACME Television Licenses of Tennessee, LLC
                                     ACME Television of Utah, LLC
                                     ACME Television Licenses of Utah, LLC
                                     ACME Television of New Mexico, LLC
                                     ACME Television Licenses of New Mexico, LLC
                                     ACME Subsidiary Holdings III, LLC
                                     ACME Television of Missouri, Inc.
                                     ACME Television Licenses of Missouri, LLC
                                     ACME Television of Florida, LLC
                                     ACME Television Licenses of Florida, LLC
                                     ACME Television Licenses of Illinois, LLC
                                     ACME Television of Illinois, LLC
                                     ACME Television Licenses of Ohio, LLC
                                     ACME Television of Ohio, LLC
                                     ACME Television Licenses of Wisconsin, LLC
                                     ACME Television of Wisconsin, LLC


                                     By /s/ Thomas D. Allen
                                        ----------------------------------------
                                        Duly authorized signatory as to all

                            ASSIGNMENT AND ACCEPTANCE


        THIS ASSIGNMENT AND ACCEPTANCE ("this Agreement") is made this 29th day of December, 2000, by and between the undersigned parties designated as Assignors (the "Assignors") and the undersigned parties designated as Assignees (the "Assignees").

        1.     RECITALS.

        (a) The Assignors are parties to that certain First Amended and Restated Credit Agreement dated as of December 2, 1997 among ACME TELEVISION, LLC (the "Borrower"), certain Persons named therein as "Lenders" and CANADIAN IMPERIAL BANK OF COMMERCE, as Agent for the Lenders (the "Agent") (as the same has been and may from time to time be amended, restated, renewed, supplemented or otherwise modified from time to time, is hereinafter called the "Credit Agreement").

        (b) Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

        (c) Immediately prior to the assignments and assumptions provided herein, each Assignor's Commitment and its outstanding Loans, if any, are as specified in PART A of Schedule A attached hereto. Such Schedule, for the convenience of the parties, sets forth the Commitments and outstanding Loans, if any, of all of the Lenders under the Credit Agreement, whether or not such Lenders are Assignors hereunder. Each Assignor desires to assign and delegate to each Assignee, and each Assignee desires to acquire and assume from each Assignor, a portion of such Assignor's Commitment and outstanding Loans (for all of the Assignors, collectively, the "Purchased Percentage") and all related claims for interest and fees after the Effective Date (as defined in PART C of SCHEDULE A), such that such Assignor's and such Assignee's percentage of the aggregate Commitments and the outstanding Loans shall be as set forth in PART B of such SCHEDULE A. As of the Effective Date, the Assignors will hold no Commitments and will no longer be Lenders under the Credit Agreement or any of the other Loan Documents.

        2. ASSIGNMENT. For and in consideration of the assumption of obligations by the Assignees and the other consideration set forth herein, as of the Effective Date, each Assignor does hereby sell, assign, transfer and convey all of its right, title and interest in and to, and does hereby delegate its obligations in respect of, the Purchased Percentage as indicated in SCHEDULE A owned by such Assignor and outstanding on the Effective Date and the Credit Agreement and other Loan Documents (other than any Rate Hedging Agreements). Pursuant to ARTICLE XIII of the Credit Agreement, on and after the Effective Date, each Assignee shall have the rights, benefits and obligations of a Lender under the Loan Documents with respect to the Purchased Percentage. After giving effect to the assignment and delegation provided herein, the Commitment and outstanding Loans, if any, of each Assignee shall be as indicated in PART B of SCHEDULE A.

        3. ASSUMPTION. For and in consideration of the assignment of rights by the Assignor set forth in SECTION 2 hereof and the other consideration set forth herein, and effective as of the Effective Date, each Assignee does hereby accept the foregoing assignment of rights and delegation of obligations, and does hereby assume and covenant and agree fully, completely and timely to perform, comply with and discharge, each and all of the obligations, duties and liabilities of the Assignors under the Credit Agreement, which are assigned and delegated to the Assignees hereunder, which assumption includes, without limitation, the obligation to fund the unfunded portion of each Assignee's purchased Commitment in accordance with the provisions set forth in the Credit Agreement. Each Assignee agrees to be bound by all provisions relating to the Lenders under, and as defined in, the Credit Agreement, including, without limitation, provisions relating to the dissemination of information and the payment of indemnification. From and after the Effective Date, each Assignor is released from the obligations of such Assignor with respect to its portion of the Purchased Percentage, and the Borrower is released from further obligations to the Assignors after the Effective Date with respect to the Purchased Percentage.

        4. FEES; ETC. The Assignors and the Assignees have made arrangements with respect to any fees to be paid in connection with this assignment or any fee or interest adjustments to be made from and after the Effective Date.

        5. PAYMENT OBLIGATIONS. On and after the Effective Date, each Assignee shall be entitled to receive from the Agent all payments of principal, interest and fees with respect to its Commitment and Loans, if any. The Assignors and Assignees shall make all appropriate adjustments in payments under the Credit Agreement for periods prior to the Effective Date between themselves. In the event that either party hereto receives any payment to which the other party hereto is entitled under this Agreement, then the party receiving such amount shall promptly remit it to the other party hereto.

        6.     REPRESENTATIONS AND CERTAIN AGREEMENTS.

        (a) REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF ASSIGNEES. Each Assignee represents, warrants and agrees to and with the Assignor as follows:

               (i) Such Assignee has full power and authority, and has taken all action necessary, to execute and deliver this Agreement and to fulfill its obligations under, and consummate the transactions contemplated by, this Agreement;

               (ii) the making and performance by such Assignee of this Agreement and all documents required to be executed and delivered by it hereunder do not and will not violate any law or regulation of the jurisdiction of its organization or any other law or regulation applicable to it;

               (iii) this Agreement has been duly executed and delivered by it and constitutes the legal, valid and binding obligations of such Assignee, enforceable against it in accordance with its terms;

               (iv) all approvals and authorizations of, all filings with and all actions by any governmental or other administrative or judicial authority necessary for the validity or enforceability of such Assignee's obligations under this Agreement have been obtained;

               (v) such Assignee has received a copy of the Credit Agreement and the other Loan Documents, together with copies of the most recent financial statements and Compliance Report delivered pursuant to SECTIONS 6.05(a), (b) and (c) thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement;

               (vi) such Assignee appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto; and

               (vii) such Assignee agrees that it will perform in accordance with their terms all the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender.

        (b) REPRESENTATIONS AND WARRANTIES OF ASSIGNORS. Each Assignor represents and warrants to the Assignees as follows:

               (i) Such Assignor has full power and authority, and has taken all action necessary, to execute and deliver this Agreement and to fulfill its obligations under, and consummate the transactions contemplated by, this Agreement;

               (ii) the making and performance by such Assignor of this Agreement and all documents required to be executed and delivered by it hereunder do not and will not violate any law or regulation of the jurisdiction of its organization or any other law or regulation applicable to it;

               (iii) this Agreement has been duly executed and delivered by it and constitutes the legal, valid and binding obligations of such Assignor, enforceable against it in accordance with its terms;

               (iv) all approvals and authorizations of, all filings with and all actions by any governmental or other administrative or judicial authority necessary for the validity or enforceability of such Assignor's obligations under this Agreement have been obtained;

               (v) immediately prior to giving effect to the sale, assignment and transfer contemplated by SECTION 2, such Assignor has good title to, and is the sole legal and beneficial owner of, the Purchased Percentage, free and clear of all liens, security interests, participations and other encumbrances.

        7. CREDIT DETERMINATION; LIMITATIONS ON THE ASSIGNOR'S LIABILITY. It is understood and agreed that each Assignee has independently made its own credit determination and analysis based upon such information as such Assignee deems sufficient to enter into the transaction contemplated hereby and not based on any statements or representations by any Assignor and that it will, independently and without reliance upon any Assignor, any other Lender or the Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement. It is understood and agreed that the assignment and assumption hereunder are made WITHOUT RECOURSE to any Assignor and that no Assignor makes any representation or warranty of any kind to any Assignee (except as set forth in SECTION 6(b) above) and shall not be responsible for (a) the due execution, legality, validity, enforceability, genuineness, sufficiency, value or collectibility of the Credit Agreement or any other Loan Document, including without limitation, documents granting the Assignees and other Lenders a security interest in assets of the Borrower or any Subsidiary,
        (b) any representation, warranty or statement made in or in connection with any of the Loan Documents, (c) the financial condition or creditworthiness of the Borrower or any Subsidiary, (d) the performance or compliance with any of the terms or provisions of any of the Loan Documents, (e) inspecting any of the property, books or records of the Borrower or any Subsidiary or (f) the validity, enforceability, perfection, priority, condition, value or sufficiency of any collateral securing or purporting to secure the Loans. None of the Assignors nor any of their respective officers, directors, employees, agents or attorneys shall be liable for any mistake, error of judgment, or action taken or omitted to be taken in connection with the Loans or the Loan Documents, except for its or their own respective gross negligence or willful misconduct.

        8. SUBSEQUENT ASSIGNMENTS. After the Effective Date, each Assignee shall have the right to assign the rights which are assigned to such Assignee hereunder to any entity or person, provided that (a) any such subsequent assignment does not violate any of the terms and conditions of the Loan Documents or any law, rule, regulation, order, writ, judgment, injunction or decree and that any consent required under the terms of the Loan Documents has been obtained and (b) such Assignee is not thereby released from any of its obligations to the Assignors hereunder.

        9. GOVERNING LAW. This Agreement shall be governed by the internal law, and not the law of conflicts, of The State of New York.

        10. NOTICES. Notices shall be given under this Agreement in the manner set forth in the Credit Agreement. For the purpose hereof, the addresses of the parties hereto (until notice of a change is delivered) shall be the addresses set forth under the parties' respective name(s) on the signature pages hereto.

        11. FURTHER ASSURANCES. Each of the Assignors and the Assignees hereby agree to execute and deliver such other instruments, and take such other actions, as any party may reasonably request in connection with the transactions contemplated by this Agreement.

        12. EXPENSES. Each party hereto shall bear its own expenses in connection with the execution, delivery and performance of this Agreement.

        13. AMENDMENT, MODIFICATION OR WAIVER. No provision of this Agreement may be amended, modified or waived except by an instrument in writing signed by the Assignor and/or Assignors and the Assignee and/or Assignees affected thereby.

        14. JURISDICTION; VENUE. Each of the parties hereto hereby submits to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York or of any New York state court for the purposes of all legal proceedings arising out of or relating to this Agreement or the transactions contemplated hereby. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.

        15. WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

        16. COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be identical and all of which, taken together, shall constitute one instrument. Delivery of an executed signature page of this Agreement by facsimile transmission shall be effective as an in-hand delivery of an original executed counterpart hereof.


                    *THE NEXT PAGES ARE THE SIGNATURE PAGES*

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement by their duly authorized officers as of the date first above written.

                                       ASSIGNORS:

                                       BANK OF MONTREAL, CHICAGO BRANCH

                                       By: /s/ W.T. Calder
                                           ------------------------------
                                           W.T. Calder, Managing Director

                                       UNION BANK OF CALIFORNIA, N.A.

                                       By: /s/ Jenny Dongo
                                           ------------------------------
                                           Jenny Dongo, Vice President

                                       BANK OF AMERICA, N.A.

                                       By: /s/ David L. Orf
                                           ------------------------------
                                           David L. Orf, Vice President


                                       ASSIGNEES:

                                       CIBC INC.

                                       By: /s/ Harold Birk
                                          -------------------------------
                                       Harold Birk, Executive Director
                                       CIBC World Markets Corp., as Agent

                                       BANKERS TRUST COMPANY

                                       By: /s/ Gregory Shefrin
                                           ------------------------------
                                           Gregory Shefrin, Director

                                   SCHEDULE A
                     TO ASSIGNMENT AND ACCEPTANCE AGREEMENT

              PART A: ALLOCATION OF COMMITMENTS PRIOR TO ASSIGNMENT


Prior to assignment of the Purchased Percentage, the portions of the respective Commitments held by the respective Lenders under the Credit Agreement, including the Assignor, are set forth in the following Table. No Loans are outstanding under the Commitments.

           LENDERS                     COMMITMENT                   PERCENTAGE
           -------                     ----------                   ----------
CIBC INC.                            $ 8,625,000.00                   28.75%

BANK OF MONTREAL CHICAGO             $ 7,125,000.00                   23.75%
BRANCH

UNION BANK OF CALIFORNIA, N.A        $ 7,125,000.00                   23.75%

BANK OF AMERICA, N.A.                $ 7,125,000.00                   23.75%
------------------------------       --------------                  -------
   TOTAL:                            $30,000,000.00                   100.0%

               PART B: ALLOCATION OF COMMITMENTS AFTER ASSIGNMENT


Following assignment of the Purchased Percentage, the Assignors will hold no Commitments or Loans and the portions of the respective Commitments held by the Assignees will be as set forth in the following Table. No Loans will be outstanding as of the Effective Date.

          ASSIGNEES                    COMMITMENT                   PERCENTAGE
          ---------                    ----------                   ----------
    CIBC INC.                        $15,000,000.00                    50.0%

    BANKERS TRUST COMPANY            $15,000,000.00                    50.0%
    -----------------------------    --------------                   ------
       TOTAL:                        $30,000,000.00                   100.0%


                        PART C: NOTICE INFORMATION; ETC.

     1.  Effective Date:             December 29, 2000

     2.  CIBC INC.

     (a)  Payment Instructions:

        Credit Bank: Bank of New York
        ABA: 021-000-018
        Credit to: Canadian Imperial Bank of Commerce
        Acct: 890-0331-046
        For Further Credit to: Agented Loans
        Acct: 07-09611
        Attn: Agency Services
        Ref: ACME Television

     (b)  Notice Instructions:

        CIBC World Markets Corp.
        425 Lexington Avenue
        New York, NY 10017
        Attention: Harold Birk
        Telephone: (212) 856-3554
        Telecopier: (212) 856-3558
        Reference: ACME Television

     3.  BANKERS TRUST COMPANY

     (a)  Payment Instructions:

        Credit Bank: Bankers Trust Company
        ABA: 021001033
        Acct Name: Loan Division
        Acct #: 99401268
        Ref: ACME Television

     (b)  Notice Instructions:

        Deutsche Bank Securities Inc.
        Global Investment Banking
        130 Liberty Street
        MS NYC02-2706
        New York, NY 10006
        Attention: Gregory Shefrin, Director
        Telephone: (212) 250-1724
        Telecopier: (212) 250-7218
        E-mail: Gregory.Shefrin@db.com
        Reference: ACME Television